Business Combination	12 Months Ended
Mar. 31, 2018
Business Combinations [Abstract]
Business Combination

Note 3 - Business Combination

On January 11, 2017, JMax purchased 100% equity interest in Grand World (the “Grand World Shares”), a trading, logistics and distribution company. The purchase price paid by JMax for the Grand World Shares consisted of cash. The cash consideration paid was the aggregate amount of $600,000 (the “Acquisition”). The purpose of the Acquisition was to acquire the Grand World’s market position.

The Acquisition is accounted for under the acquisition method of accounting for business combination, the total purchase price is allocated to tangible assets and intangible assets acquired and liabilities assumed based on their estimated fair values on January 11, 2017 with the excess recorded as goodwill. The carrying amount of accounts receivable approximates fair value due to the short-term nature, all the accounts receivable was expected to be collected after the Acquisition. Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible net assets from purchased of Grand World’s business and is not deductible for tax purposes. The intangible asset is expected to be deductible for tax purposes over a period of 10 years. Acquisition related costs incurred were immaterial.

A summary of the final purchase price allocation at fair value as of January 11, 2017 is as below:

Cash	$85,742
Accounts receivable, net	89,650
Inventory	154,943
Prepaid expenses and other current assets	243,107
Property and equipment, net	11,578
Intangibles asset, net	320,000
Goodwill	16,999
Accrued expenses and other payables	(15,216)
Advance from customers	(240,139)
Income tax payable	(13,864)
Deferred tax liability	(52,800)
$600,000